UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K/A

(Amendment No. 1)

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2017

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Cable One, Inc.

(Exact name of registrant as specified in its charter)

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Delaware	1-36863	13-3060083
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

210 E. Earll Drive, Phoenix, Arizona	85012
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (602) 364-6000

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

As previously disclosed, on May 4, 2017, Cable One, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) with the Securities and Exchange Commission reporting that on May 1, 2017 the Company completed its acquisition (the “Acquisition”) of RBI Holding LLC (“NewWave”). The results of NewWave have been included in the Company’s consolidated financial statements since the date of the Acquisition.

This Amendment No. 1 amends the Original Form 8-K to provide the historical financial statements of NewWave required under Item 9.01(a) and the pro forma financial information required under Item 9.01(b) and should be read in conjunction with the Original Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired

The audited financial statements of NewWave as of December 31, 2016 and 2015, and for the three years ended December 31, 2016, 2015 and 2014, are filed herewith as Exhibit 99.1 and are incorporated by reference herein.

The consent of NewWave’s independent auditors is attached hereto as Exhibit 23.1.

(b)	Pro Forma Financial Information

The unaudited pro forma combined balance sheet and unaudited pro forma combined statement of operations of Cable One, Inc. as of and for the year ended December 31, 2016 are filed herewith as Exhibit 99.2 and are incorporated by reference herein.

Exhibit	Description

23.1	Consent of PricewaterhouseCoopers LLP.

99.1	Audited financial statements of RBI Holding LLC as of December 31, 2016 and 2015, and for the three years ended December 31, 2016, 2015 and 2014.

99.2	Unaudited pro forma combined balance sheet and unaudited pro forma combined statement of operations of Cable One, Inc. as of and for the year ended December 31, 2016, and the accompanying notes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cable One, Inc.

By:	/s/ Alan H. Silverman
	Name:	Alan H. Silverman
	Title:	Senior Vice President, General Counsel and Secretary

Date: July 14, 2017

EXHIBIT INDEX

Exhibit	Description

23.1	Consent of PricewaterhouseCoopers LLP.

99.1	Audited financial statements of RBI Holding LLC as of December 31, 2016 and 2015, and for the three years ended December 31, 2016, 2015 and 2014.

99.2	Unaudited pro forma combined balance sheet and unaudited pro forma combined statement of operations of Cable One, Inc. as of and for the year ended December 31, 2016, and the accompanying notes.